AMENDMENT NUMBER 9
TO THE CANADIAN PACIFIC RAILWAY COMPANY PENSION PLAN
CONSOLIDATED AS AT JANUARY 1, 2009
AMENDMENTS FOR RCTC, TCRC-RTE, AND MANAGEMENT EMPLOYEES EFFECTIVE JANUARY 1, 2013
Effective January 1, 2013,

1.	Delete paragraph 2.40.1 and replace it with the following:
“2.40.1    Pension Limit
“Pension Limit” for a year of Pensionable Service means

(a)	in respect of a Member whose last date of hire with the Company is prior to January 1, 2013:

(i)	who is represented by the TCRC-RTE or the RCTC, $2,200;or

(ii)	all other Members, $1,975; and

(b)	in respect of a Member whose last date of hire with the Company is on or after January 1, 2013, $1,715.

2.	In the table in subparagraph 5.01(a), replace, in reference to the Period of Pensionable Service with the TCRC-RTE, the percentage 7.19%, with 6.69%, and the percentage 7.48% with 6.98%.

3.	Delete subparagraph 5.01(e)(i) and replace it with the following:

“ (i)
For the purposes of subparagraphs 5.01(a), 5.01(c), and 5.01(d), as such subparagraphs refer to a period of Union Service, “Earnings” are limited to the product of fifty (50) and the Pension Limit; provided that, for Members represented by the CAW-TCA “Earnings” are limited to the product of fifty (50) and the Defined Benefit Limit for the year in which the contribution is to be made.”

4.	Delete paragraphs 8.08 and 8.09 and replace those paragraphs with the following:

“8.08	Application of Pension Limit – TCRC-MWED, CPPA, TC/USWA, IBEW, TCRC-RTE, RCTC, and Management Past Service

(a)	Notwithstanding paragraph 1A.01 and subparagraphs 8.01(b), 8.01(c), and 8.01(d), but subject to subparagraph 8.08(c), for any Member represented by the:

(i)	TCRC-MWED on January 25, 2013,

(ii)	CPPA on December 7, 2012,

(iii)	TC/USWA on November 8, 2012,

(iv)	IBEW on December 18, 2012,

(v)	TCRC-RTE on January 1, 2013,

(vi)	RCTC on January 1, 2013, or
is a Management Employee on January 1, 2013, the portion of such Member’s annual pension in respect of all of the Member’s Pensionable Service prior to January 1, 2013, calculated at the Member’s Date of Cessation of Membership, shall not exceed the product of the Member’s Pensionable Service for such period and the Pension Limit.

(b)	For any Member who, at

(i)	January 25, 2013, is not then represented by the TCRC-MWED,

(ii)	December 7, 2012, is not then represented by the CPPA,

(iii)	November 8, 2012, is not then represented by the TC/USWA,

(iv)	December 18, 2012, is not then represented by the IBEW,

(v)	January 1, 2013, is not then represented by the TCRC- RTE,

(vi)	January 1, 2013, is not then represented by the RCTC, and

(vii)	January 1, 2013, is not then a Management Employee,
but who thereafter becomes:

(i)	represented by the TC/USWA, TCRC-MWED, CPPA, IBEW, TCRC-RTE, or the RCTC; or

(ii)	a Management Employee,

the provisions of subparagraph (a) will apply to such Member in respect of all of the Member’s Pensionable Service prior to the later of (1) the earliest date at which the Member becomes a Management Employee or represented by the TC/USWA, TCRC-MWED, CPPA, IBEW, TCRC-RTE, or the RCTC, and (2) January 1, 2013.

(c)	Notwithstanding subparagraphs (a) and (b), if,

(i)	at January 1, 2013, for a Member described in subparagraph (a), or

(ii)
at the later of (1) the earliest date at which the Member becomes a Management Employee or represented by the TC/USWA, TCRC-MWED, CPPA, IBEW, TCRC-RTE, or the RCTC, or (2) January 1, 2013, for a Member described in subparagraph (b), such Member’s

(A)
Pension Accrued for all Pensionable Service prior to such date, calculated using such date as the Member’s Date of Cessation of Membership and using the Member’s Highest Plan Earnings and the Average Year’s Maximum Pensionable Earnings at that date, but subject to application of paragraph 8.06 and paragraph 8.07 to the amount so calculated, exceeds

(B)	the product of the Pension Limit and the Member’s Pensionable Service at that date, then the portion of such Member’s annual pension in respect of all of the Member’s Pensionable Service prior to such date shall be the amount referred to in subclause (A).

8.09	Application of Pension Limit – TCRC-MWED, CPPA, TC/USWA, IBEW, TCRC-RTE, RCTC, and Management Future Service
Notwithstanding subparagraphs 8.01(b), (c) and (d), for a Member who is a Management Employee or who is represented by the TCRC-MWED, CPPA, TC/USWA, IBEW, TCRC-RTE, or the RCTC, the portion of the Member’s annual pension calculated at the Member’s Date of Cessation of Membership in respect of periods of Pensionable Service in Canada on or after the later of:

(a)	January 1, 2013, and

(b)	the earliest date at which the Member became or Management Employee or represented by the TCRC-MWED, CPPA, TC/USWA, IBEW, TCRC-RTE, or the RCTC,
shall not exceed the product of (i) and (ii), where:

(i)	is the Member’s Pensionable Service in such periods, and
(ii)    is the Pension Limit.”

5.	Delete paragraph 9.06 and replace it with the following:
“9.06    Transfer Option
With effect from January 1, 2001, a Member who is a Management Employee on his Retirement Date, who is entitled to a pension in accordance with 9.01, 9.02 or 9.04 and who retires before December 31, 2013 may elect to transfer the Actuarial Equivalent lump sum value of the pension to which he is entitled hereunder to a Locked-in-Retirement Fund.

6.	Add the words “prior to January 1, 2014,” immediately following the words “a Member who was a Management Employee ceases to be a Member” in subparagraph 13.01(a).